                                                                    EXHIBIT 99.2




                                    United Computer Supplies, Inc. and United
                                    Computer Supplies-East, Inc.

                                    Year Ended December 31, 2001 and the Six
                                    Months Ended February 28, 2002 (Unaudited)

                       United Computer Supplies, Inc. and
                       United Computer Supplies-East, Inc.


                          Year Ended December 31, 2001
             and the Six Months Ended February 28, 2002 (Unaudited)

================================================================================



                                    Contents

                                                               Exhibit 99.2     Page
                                                                                ----
Independent Auditor's Report                                                      1

Combined Balance Sheets                                                           2

Combined Statements of Income and Accumulated Deficit                             3

Combined Statements of Cash Flows                                                 4

Notes to Combined Financial Statements                                          5-9

                          Independent Auditor's Report



Board of Directors
United Computer Supplies, Inc. and
United Computer Supplies-East, Inc.
Itasca, Illinois

We have audited the accompanying combined balance sheet of United Computer Supplies, Inc. and United Computer Supplies-East, Inc. as of December 31, 2001 and the related combined statements of income and accumulated deficit and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 combined financial statements referred to above present fairly, in all material respects, the combined financial position of United Computer Supplies, Inc. and United Computer Supplies-East, Inc. as of December 31, 2001 and the combined results of its operations and its combined cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in Note 9, the Companies have experienced significant net losses over the past two years, resulting in a material deterioration in the Companies working capital position. In addition, the Companies are not in compliance with certain covenants of their loan agreements, causing them to be in technical default of these agreements. The above-described conditions raise substantial doubt about the Companies' ability to continue as a going concern. The financial statements do not include any adjustments that might arise from the outcome of this uncertainty.


May 6, 2002

                       United Computer Supplies, Inc. and
                       United Computer Supplies-East, Inc.

                             Combined Balance Sheets

               December 31, 2001 and February 28, 2002 (Unaudited)

================================================================================
                                    Assets

                                                                                              (Unaudited)
                                                                          December 31,        February 28,
                                                                              2001                2002
                                                                         ---------------    ---------------
CURRENT ASSETS
     Cash                                                                $       361,193    $       359,965
     Customer receivables                                                      2,914,505          3,257,053
     Inventories                                                               3,936,485          3,234,371
     Prepaid expenses and deposits                                               200,074            468,365
                                                                         ---------------    ---------------

                          Total Current Assets                                 7,412,257          7,319,754

Property and Equipment (Net of accumulated
  depreciation and amortization)                                               6,209,627          6,108,830
                                                                         ---------------    ---------------

                                                                         $    13,621,884    $    13,428,584
                                                                         ===============    ===============

                      Liabilities and Stockholders' Deficit

Current Liabilities
     Short-term borrowings$                                                    3,470,541    $     2,880,909
     Accounts payable - Trade                                                  4,726,403          5,192,280
     Long-term debt due within one year                                        4,861,766          4,713,664
     Note payable -Stockholder                                                   340,000            340,000
     Accrued expenses
          Salaries, wages and other compensation                                  90,003             90,003
          Vacation                                                               176,345            171,518
          Other accrued liabilities                                              156,154            177,754
                                                                         ---------------    ---------------

                          Total Current Liabilities                           13,821,212         13,566,128
                                                                         ---------------    ---------------

Stockholders' Deficit
     Common stock
          United Computer Supplies, Inc.; authorized
            5,000 shares; issued and outstanding 844.44 shares                   141,000            141,000
          United Computer Supplies-East, Inc.
            1,055.55 shares issued and outstanding                               111,000            111,000
     Accumulated deficit (Exhibit B)                                            (451,328)          (389,544)
                                                                         ---------------    ---------------

                          Total Stockholders' Deficit                           (199,328)          (137,544)
                                                                         ---------------    ---------------

                                                                         $    13,621,884    $    13,428,584
                                                                         ===============    ===============



         The accompanying notes are an integral part of the combined financial statements.

                       United Computer Supplies, Inc. and
                       United Computer Supplies-East, Inc.

               Combined Statements of Loss and Accumulated Deficit

                          Year Ended December 31, 2001
             and the Six Months Ended February 28, 2002 (Unaudited)

================================================================================


                                                                                        (Unaudited)
                                                                      Year Ended      Six Months Ended
                                                                      December 31,      February 28,
                                                                         2001               2002
                                                                    ---------------    ---------------
Net Sales                                                           $    33,620,759    $    18,085,752

Cost of Goods Sold                                                       31,086,567         16,146,538
                                                                    ---------------    ---------------

Gross Profit                                                              2,534,192          1,939,214
                                                                    ---------------    ---------------

Operating Expenses
     Selling expenses                                                     2,645,486          1,316,499
     General and administrative expenses                                  1,858,455          1,255,448
                                                                    ---------------    ---------------

               Total Operating Expenses                                   4,503,941          2,571,947
                                                                    ---------------    ---------------

Net Operating Loss                                                       (1,969,749)          (632,733)
                                                                    ---------------    ---------------

Other Expense (Income)
     Interest expense                                                     1,200,840            759,744
     (Gain) loss on sale of property, plant and equipment                    (3,603)             4,906
     Rental income                                                         (286,228)          (138,728)
                                                                    ---------------    ---------------

               Total Other Expense                                          911,009            625,922
                                                                    ---------------    ---------------

Net Loss                                                                 (2,880,758)        (1,258,655)

Retained Earnings, Beginning of Period                                    2,429,430            869,111
                                                                    ---------------    ---------------

Accumulated Deficit, End of Period (Exhibit A)                      $      (451,328)   $      (389,544)
                                                                    ===============    ===============


         The accompanying notes are an integral part of the combined financial statements.

                       United Computer Supplies, Inc. and
                       United Computer Supplies-East, Inc.

                        Combined Statements of Cash Flows

                          Year Ended December 31, 2001
             and the Six Months Ended February 28, 2002 (Unaudited)

================================================================================

                                                                                              (Unaudited)
                                                                           Year Ended       Six Months Ended
                                                                           December 31,       February 28,
                                                                              2001                2002
                                                                         ---------------    ----------------
Cash Flows from Operating Activities
     Net loss                                                            $    (2,880,758)   $    (1,258,655)
     Adjustments to reconcile net loss to net
       cash provided by operating activities
          Depreciation and amortization                                          597,293            315,050
          Provision for losses on receivables                                    488,364            488,364
          (Gain) loss on sale of assets                                           (3,603)             4,906
          (Increase) decrease in
               Receivables                                                       132,284           (282,258)
               Inventories                                                     1,065,036          1,142,898
               Prepaid expenses and deposits                                     105,662            (63,849)
          Increase (decrease) in
               Accounts payable                                                1,287,257            368,888
               Accrued expenses                                                  (82,677)            21,989
                                                                         ---------------    ---------------

                     Total Adjustments                                         3,589,616          1,995,988
                                                                         ---------------    ---------------

                     Net Cash Provided by Operating Activities                   708,858            737,333
                                                                         ---------------    ---------------

Cash Flows from Investing Activities
     Proceeds from sale of fixed assets                                           10,410             10,410
     Capital expenditures                                                        (81,107)           (96,744)
                                                                         ---------------    ---------------

                     Net Cash Used in Investing Activities                       (70,697)           (86,334)
                                                                         ---------------    ---------------

Cash Flows from Financing Activities
     Net repayments under line of credit                                        (208,874)          (407,156)
     Principal payments on long-term debt                                       (326,990)          (263,608)
                                                                         ---------------    ---------------

                     Net Cash Used in Financing Activities                      (535,864)          (670,764)
                                                                         ---------------    ---------------

Net Increase (Decrease) in Cash                                                  102,297            (19,765)

Cash, Beginning of Period                                                        258,896            379,730
                                                                         ---------------    ---------------

Cash, End of Period                                                      $       361,193    $       359,965



         The accompanying notes are an integral part of the combined financial statements.

                       United Computer Supplies, Inc. and
                       United Computer Supplies-East, Inc.

                     Notes to Combined Financial Statements

                          Year Ended December 31, 2001

             and the Six Months Ended February 28, 2002 (Unaudited)

================================================================================

Note 1 - Nature of Operations

The Companies manufacture and distribute paper products and business forms to be used with computers or computer-related applications. The Companies also manufacture and distribute paper rolls and related products to be used in retail applications, such as cash registers and gas station pumps. Products are sold primarily to distributors located throughout the midwest and eastern sections of the United States.


Note 2 - Summary of Significant Accounting Policies

Combined Financial Statements

The combined financial statements include the accounts of United Computer Supplies, Inc. and United Computer Supplies-East, Inc. (collectively known as UCS or the Company), which are both commonly controlled and managed.

All intercompany transactions and intercompany account balances have been eliminated in preparation of the combined financial statements.

Inventories

Inventories are valued at the lower of cost or market using the last-in, first-out method.

Depreciation and Amortization

The Company's policy is to depreciate or amortize the cost of property and equipment over the estimated useful lives of the assets as indicated in the following tabulation by use of the straight-line method. The cost of leasehold improvements is amortized over their useful lives, or the applicable lease term, if shorter.


                                                             Years
                                                          -----------
                 Building and improvements                      40
                 Leasehold improvements                         10
                 Production equipment                         5-10
                 Office equipment                             5-10
                 Automobiles                                     5


Income Taxes

The Companies have elected to be taxed as S corporations under provisions of the Internal Revenue Code. Therefore, the financial statements do not include a provision for corporate income taxes.

                       United Computer Supplies, Inc. and
                       United Computer Supplies-East, Inc.

                     Notes to Combined Financial Statements

                          Year Ended December 31, 2001

             and the Six Months Ended February 28, 2002 (Unaudited)

================================================================================

Note 2 - Summary of Significant Accounting Policies (Continued)

Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note 3 - Inventories

                                                                   (Unaudited)
                                                   2001               2002
                                             ----------------   ----------------
         Raw materials                       $      1,888,249   $      1,308,658
         Work in process                              110,669            129,630
         Finished goods                             2,080,467          1,938,983
         LIFO reserve                                (142,900)          (142,900)
                                             ----------------   ----------------

                                             $      3,936,485   $      3,234,371
                                             ================   ================

If the first-in, first-out (FIFO) method of inventory accounting had been used by UCS, inventories would have been $142,900 and $166,801 higher than reported as of December 31, 2001 and February 28, 2002, respectively.


Note 4 - Property and Equipment

                                                                 (Unaudited)
                                                  2001               2002
                                            ----------------   ----------------
        Building and improvements           $      3,446,601   $      3,446,601
        Leasehold improvements                       102,959            102,959
        Production equipment                       8,184,964          8,188,827
        Office equipment                             354,810            349,614
                                            ----------------   ----------------

                                                  12,089,334         12,088,001
         Accumulated depreciation
           and amortization                       (5,879,707)        (5,979,171)
                                            ----------------   ----------------

                                            $      6,209,627   $      6,108,830
                                            ================   ================

                       United Computer Supplies, Inc. and
                       United Computer Supplies-East, Inc.

                     Notes to Combined Financial Statements

                          Year Ended December 31, 2001

             and the Six Months Ended February 28, 2002 (Unaudited)

================================================================================

Note 5 - Short-Term Borrowings

As of December 31, 2001, UCS was obligated under a line of credit agreement with a bank for $3,470,541. Borrowings under this line of credit bear interest as stated in the credit agreement (9.5% as of December 31, 2001) and are secured by substantially all of the company's assets. As of December 31, 2001, there were no additional available borrowings on this line of credit and UCS was in default of loan and security agreement (Note 6).


Note 6 - Long-Term Debt

                                                                                  (Unaudited)
                                                                      2001            2002
                                                                 -------------   -------------
Mortgage loan payable, bank, principal and interest paid
  monthly at 9.5% and expires in July 2001.*                     $   3,065,998   $   3,055,972

Note payable, bank, principal and interest paid monthly
  at 9%, final balloon payment due June 2005.*                         887,941         787,805

Note payable, bank, principal and interest paid monthly
  at 8.25%, final balloon payment due November 2004.*                  907,827         869,887

Note payable, stockholder, with interest payments
  at 10% due in monthly installments.  No payback schedule
  established on principal.                                            340,000         340,000
                                                                 -------------   -------------

           Long-term debt, net                                       5,201,766       5,053,664

Less current maturities                                             (5,201,766)     (5,053,664)
                                                                 -------------   -------------
                                                                 $          --   $          --
                                                                 =============   =============


* The notes payable and line of credit (Note 5) contain certain covenants relating to the indebtedness. In addition, the agreement requires UCS to maintain compliance with a minimum tangible net worth target and other financial ratios. UCS is not in compliance with these covenants as of December 31, 2001, and therefore is in default on the loan and security agreement. Because of this default, the long-term portion of the obligations covered by this agreement has been reclassified as a current liability on the balance sheet.

Interest expense on the stockholder note payable was $34,000 for the year ended December 31, 2001.

                       United Computer Supplies, Inc. and
                       United Computer Supplies-East, Inc.

                     Notes to Combined Financial Statements

                          Year Ended December 31, 2001

             and the Six Months Ended February 28, 2002 (Unaudited)

================================================================================

Note 7 - Operating Leases

UCS occupies three buildings under separate operating leases. The leases provide for minimum monthly lease payments ranging from $12,500 to $31,000 throughout the lease terms and expire between August 2004 and May 2006. In addition, the Company has agreed to pay for certain maintenance and taxes as defined in the lease agreements. The leases contain renewal options, which are not assured of being exercised and therefore are not included in the schedule below. Total rental expenses for these leases amounted to $725,835 for the year ended December 31, 2001.

The following is a schedule by year of future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year, as of December 31, 2001:

                  Fiscal Year Ending December 31:
                                         2002           $       736,067
                                         2003                   743,047
                                         2004                   572,777
                                         2005                   227,101
                                         2006                    95,518
                                                        ---------------
                  Total Minimum Payments Required       $     2,374,510
                                                        ===============


Note 8 - Major Customer

For the year ended December 31, 2001, sales to a major customer amounted to more than 10% of total sales. The amount of revenue from such customer amounted to approximately $4,700,000. The receivable balance for this customer was $566,003 as of December 31, 2001.

                       United Computer Supplies, Inc. and
                       United Computer Supplies-East, Inc.

                     Notes to Combined Financial Statements

                          Year Ended December 31, 2001

             and the Six Months Ended February 28, 2002 (Unaudited)

================================================================================

Note 9 - Going Concern and Subsequent Sale of Assets

UCS has experienced significant net losses for the past two years, resulting in a material deterioration in the Company's working capital position. In addition, as described in Note 6, the Company is not in compliance with certain covenants of their loan agreements, causing them to be in technical default of these agreements. The combination of the events described above raises substantial doubt about the Company's ability to continue as a going concern.

On March 19, 2002, the company sold inventory and substantially all of its machinery and office equipment to an unrelated party for $2,907,346.


Note 10 - Other Cash Flow Information

Cash payments for interest amounted to $1,200,541 for the year ended December 31, 2001.